Ex 10.47
CONSENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT
This CONSENT AND AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 20, 2021, by and among FARMER BROS. CO., a Delaware corporation (“Parent”), and the Subsidiaries of Parent from time to time party to the Credit Agreement (as defined below) as borrowers in accordance with the terms thereof (together with Parent, each a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), the undersigned Lenders (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, “Agent”) under the Credit Agreement referred to below.
WHEREAS, pursuant to that certain Credit Agreement dated as of April 26, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the lenders identified on the signature pages thereto (each of such lenders, together with its successor and permitted assigns, a “Lender”), Agent, Borrowers, and the other Loan Parties from time to time party thereto, the Lender Group has agreed to make or issue Loans, Letters of Credit and other certain financial accommodations thereunder;
WHEREAS, Borrowers have informed Agent and the Lenders that on or around January 1, 2022 Parent will merge the ESOP and transfer all of the assets in the ESOP to its current 401(k) plan (the “ESOP Merger”);
WHEREAS, after giving effect to the ESOP Merger, it would be a Default or Event of Default, as applicable, under Section 8.7 of the Credit Agreement if, among other things, a Loan Party gives a representation and warranty regarding the ESOP and the ESOP Merger under Section 4.10(i) and (k) of the Credit Agreement (the “Potential Representation and Warranty Defaults”);
WHEREAS, after giving effect to the ESOP Merger, it would be (a) a Default or Event of Default under Section 8.12 of the Credit Agreement if, among other things, any events thereunder occur with respect to the ESOP as a result of the ESOP Merger including, without limitation, the ESOP failing to qualify as an “employee stock ownership plan” within the meaning of Section 4975(e)(7) of the IRC that is qualified under Section 401(a) of the IRC and (b) a Default or Event of Default, as applicable, under Section 8.2(a) of the Credit Agreement if, among other things, each Borrower fails to comply with certain negative covenants applicable to the ESOP and the ESOP Merger under Section 6.14(f) of the Credit Agreement ((a) and (b), collectively, the “Potential Covenant Defaults”, together with the Potential Representation and Warranty Defaults, collectively, the “Designated Potential Defaults”);
WHEREAS, the ESOP Merger would result in the Designated Potential Defaults, including, without limitation, the ESOP no longer qualifying as an “employee stock ownership plan” within the meaning of Section 4975(e)(7) of the IRC that is qualified under Section 401(a) of the IRC and as such, absent the written consent of Agent and the Required Lenders, the occurrence of each Designated Potential Default would constitute an Event of Default under the Credit Agreement; and

Ex 10.47

WHEREAS, Borrowers have requested that Agent and the Lenders (i) consent to the ESOP Merger and (ii) agree to amend the Credit Agreement in certain respects, in each case, as more specifically set forth herein, and Agent and the Lenders, which constitute the Required Lenders, have agreed to the foregoing, on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.
2.Consent Under Credit Agreement. In reliance upon the representations and warranties of the Borrowers set forth in Section 7 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 6 below, and notwithstanding the Designated Potential Defaults and anything to the contrary contained under Sections 8.2(a), 8.12 and 6.14(f) of the Credit Agreement, the Agent and the Required Lenders hereby consent to the ESOP Merger and, in connection with the foregoing, the occurrence of the Potential Covenant Defaults after the date hereof shall not constitute a Default or Event of Default, as applicable, under the Credit Agreement or any other Loan Document; provided, that the ESOP Merger is completed in accordance with applicable law. Except as expressly set forth in this Amendment, the foregoing consent shall not constitute (a) a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document or (b) a waiver, release or limitation upon the exercise by Agent or any Lender of any of their respective rights, legal or equitable thereunder.
3.Amendments to Credit Agreement. In reliance upon the representations and warranties of Parent and Borrower set forth in Section 7 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 6 below, the Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Credit Agreement is hereby amended by adding the defined term “Proposed ESOP Merger” as follows in appropriate alphabetical order.
“Proposed ESOP Merger” means that certain merger and transfer of all of the assets in the ESOP to Parent's 401(k) plan proposed to occur on or around January 1, 2022.
(b)Section 4.10(i) of the Credit Agreement is amended and restated in its entirety as follows:
(i)    No Notification Event exists, is reasonably expected to occur, or has occurred in the past six (6) years, except for any Notification Event triggered by the Proposed ESOP Merger.

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(c)Section 4.10(k) of the Credit Agreement is amended and restated in its entirety as follows:
(k)    At all times during its existence, the ESOP has been an “employee stock ownership plan” within the meaning of Section 4975(e)(7) of the IRC and has been qualified under Section 401(a) of the IRC. Further, the ESOP has been duly established in accordance with and under applicable law and at all times during its existence the ESOT has been a tax-exempt trust under Section 501(a) of the IRC. Except as would not reasonably be expected to result in a Material Adverse Effect, the terms of the ESOT Trust Agreement have at all times during the existence of the ESOT and the ESOP complied with, and have been operated in accordance with, all applicable laws, including the IRC and ERISA. All ESOP Loans have been paid in full. At all times during its existence, the ESOT has been a duly established and validly existing trust, and the ESOT Trustee has had all of the requisite powers and authority to execute and deliver all agreements and documents with respect to the ESOP.
4.Continuing Effect. Except as expressly set forth in Section 2 and Section 3 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. This Amendment is a Loan Document.
5.Reaffirmation and Confirmation. Each Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of such Borrower, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Borrower in all respects.
6.Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, in each case satisfactory to Agent in all respects:
(a)Agent shall have received a copy of this Amendment executed and delivered by Agent, the Required Lenders, and the Borrowers;

(b)Agent shall have received a copy of a consent to the Term Loan Credit Agreement with respect to the ESOP Merger executed and delivered by Term Loan Agent, the “Required Lenders” under (and as defined in) the Term Loan Credit Agreement and the Borrowers, in form and substance satisfactory to Agent;

Ex 10.47
(c)no Default or Event of Default shall have occurred and be continuing on the date hereof; and

(d)each of the representations and warranties of each Loan Party set forth in the Credit Agreement and each of the other Loan Documents, shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).
    7.    Representations and Warranties. In order to induce Agent and the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and the Lenders that:
(a)after giving effect to this Amendment, all representations and warranties of each Loan Party set forth in the Credit Agreement and each of the other Loan Documents, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);
(b)no Default or Event of Default has occurred and is continuing; and
(c)this Amendment and the Loan Documents, as modified hereby, constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally.
    8.    Miscellaneous.
(a)Expenses. Borrowers agree to pay on demand all reasonable and documented out-of-pocket costs and expenses of Agent and the Lenders (including reasonable and documented outside counsel’s fees) incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 7(a) shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b)Choice of Law and Venue; Jury Trial Waiver. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.

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(c)Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.
9.    Release.
(a)In consideration of the agreements of Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and the Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its successors, assigns, or other legal representatives may now own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto; provided, however, nothing in this Section 9 shall apply to any Claim that a court of competent jurisdiction finally determines to have resulted from the gross negligence of, willful misconduct of, or material breach of the Loan Documents by a Releasee or its officers, directors, employees, attorneys or agents. For the avoidance of doubt, nothing in this Section 8 shall prevent the Loan Parties from bringing a suit against Agent or the Lenders in a court of competent jurisdiction alleging gross negligence of, willful misconduct of, or material breach of the Loan Documents by a Releasee or its officers, directors, employees, attorneys or agents.
(b)Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.
BORROWERS:    FARMER BROS. CO., a Delaware corporation
By: /s/ Scott Drake
Name: Scott Drake
Title: Chief Financial Officer
BOYD ASSETS CO., a Delaware corporation
By: /s/ Scott Drake
Name: Scott Drake\
Title: Chief Financial Officer

FBC FINANCE OMPANY, a California corporation
By: /s/ Scott Drake
Name: Scott Drake
Title: Chief Financial Officer
COFFEE BEAN HOLDING CO., INC., a Delaware corporation
By: /s/ Scott Drake
Name: Scott Drake
Title: Chief Financial Officer
COFFEE BEAN INTERNATIONAL, INC., an Oregon corporation
By: /s/ Scott Drake
Name: Scott Drake
Title: Chief Financial Officer

Ex 10.47

CHINA MIST BRANDS, INC., a Delaware corporation
By: /s/ Scott Drake
Name: Scott Drake
Title: Chief Financial Officer

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WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association as Agent and a Lender

By: /s/ Michael Gerard
Name:    Michael Gerard
Title: Vice President